Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

NOTE 17 – SUBSEQUENT EVENT (UNAUDITED)

On January 16, 2018, the Company amended its option agreements to add additional vesting provisions to certain of its options. The Tranche B options are now eligible to vest (a) based on achievement of an Investor IRR equal to or in excess of 20%, subject to a minimum cash-on-cash return of 2.5 times the Investor Investment (as such terms are defined in the Company’s 2014 Long-Term Incentive Plan) or (b) on the first day that the volume-weighted average price per share of the Company’s common stock for the prior 60 consecutive trading days exceeds $19.11 (provided that such 60-day period shall not commence earlier than the 181st day after the completion of a Qualified Public Offering by the Company). The Tranche C options are now eligible to vest (a) based on achievement of an Investor IRR equal to or in excess of 25%, subject to a minimum cash-on-cash return of 3.0 times the Investor Investment or (b) on the first day that the volume-weighted average price per share of the Company’s common stock for the prior 60 consecutive trading days exceeds $22.93 (provided that such 60-day period shall not commence earlier than the 181st day after the completion of a Qualified Public Offering by the Company). The Company is currently in the process of estimating the incremental fair value which will be attributed to these options and charged to expense, and will record the incremental expense in the period in which the closing of the Qualified Public Offering occurs.